EXHIBIT 99.4

               Computational Materials and/or ABS Term Sheets.

Goldman, Sachs & Co.             CWHL 2005 - 4       Group 1-Conforming Balance
                          Cut-off - December 1, 2004
===============================================================================

------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:  2,429
Current Balance:  $501,362,985
Average Current Balance:  $206,407
Gross Weighted Average Coupon:  2.896%
Net Weighted Average Coupon:  2.503%
Weighted Average Expense Rate:  0.393%
Weighted Average Expense Rate - after Reset:  0.393%
Original Term:  360
Remaining Term:  359.16
Age:  0.84
Original Loan-to-Value Ratio:  74.11%
Margin:  2.750%
Net Margin:  2.357%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.672%
Maximum Interest Rate:  9.954%
Months to Next Roll:  1.16
FICO Score:  709
Max Zip Code Percentage:  0.575%
Debt-to-Income Ratio:  35.133%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Conforming                     Count             Balance       Percent
-------------------------------------------------------------------------------
Conforming                     2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Principal Balance              Count             Balance       Percent
-------------------------------------------------------------------------------
Lower than $50,000.00             10            $429,231          0.1%
$50,000.01 to $200,000.00      1,183         169,033,613         33.7
$200,000.01 to $350,000.00     1,203         318,091,525         63.4
$350,000.01 to $500,000.00        30          12,105,142          2.4
$500,000.01 to $650,000.00         3           1,703,474          0.3
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Current Rate                   Count             Balance       Percent
-------------------------------------------------------------------------------
1.000% to 1.249%                 636        $136,868,976         27.3%
1.250% to 1.499%                 313          60,997,988         12.2
1.500% to 1.749%                  39           6,624,489          1.3
1.750% to 1.999%                 171          34,114,494          6.8
2.000% to 2.249%                  90          16,425,138          3.3
2.250% to 2.499%                   6           1,341,933          0.3
2.500% to 2.749%                  10           1,834,612          0.4
2.750% to 2.999%                  12           2,459,056          0.5
3.000% to 3.249%                  13           2,325,398          0.5
3.250% to 3.499%                  10           1,857,669          0.4
3.500% to 3.749%                   1             113,495          0.0
3.750% to 3.999%                  18           3,112,115          0.6
4.000% to 4.249%                  38           7,995,247          1.6
4.250% to 4.499%                 184          40,232,106          8.0
4.500% to 4.749%                 419          87,130,372         17.4
4.750% to 4.999%                 332          70,481,788         14.1
5.000% to 5.249%                  92          18,538,378          3.7
5.250% to 5.499%                  23           4,575,697          0.9
5.500% to 5.749%                   4             996,737          0.2
5.750% to 5.999%                  12           2,183,602          0.4
6.000% to 6.249%                   6           1,153,697          0.2
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Age                            Count             Balance       Percent
-------------------------------------------------------------------------------
0 to 2                         2,370        $488,381,009         97.4%
3 to 5                            59          12,981,977          2.6
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Original Loan-To-Value
Ratio                          Count             Balance       Percent
-------------------------------------------------------------------------------
0.001% to 50.000%                156         $26,876,581          5.4%
50.001% to 60.000%               125          25,831,982          5.2
60.001% to 70.000%               392          78,852,290         15.7
70.001% to 75.000%               316          68,205,471         13.6
75.001% to 80.000%             1,283         271,533,138         54.2
80.001% to 85.000%                 8           1,506,585          0.3
85.001% to 90.000%                62          13,168,228          2.6
90.001% to 95.000%                87          15,388,711          3.1
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Current Loan-To-Value
Ratio                          Count             Balance       Percent
------------------------------------------------------------------------------
0.001% to 50.000%                156         $26,876,581          5.4%
50.001% to 60.000%               127          26,265,360          5.2
60.001% to 70.000%               393          78,866,826         15.7
70.001% to 75.000%               317          68,620,818         13.7
75.001% to 80.000%             1,279         270,669,877         54.0
80.001% to 85.000%                 8           1,506,585          0.3
85.001% to 90.000%                62          13,168,228          2.6
90.001% to 95.000%                87          15,388,711          3.1
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FICO Score                     Count             Balance       Percent
-------------------------------------------------------------------------------
620 to 639                       119         $24,929,099          5.0%
640 to 679                       544         114,405,360         22.8
680 to 699                       421          88,839,458         17.7
700 to 719                       378          76,919,354         15.3
720 to 759                       553         111,625,056         22.3
760 to 799                       382          78,809,816         15.7
800 to 819                        31           5,766,593          1.2
820 to 839                         1              68,250          0.0
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
First Payment Date             Count             Balance       Percent
-------------------------------------------------------------------------------
2004-08-01                         2            $505,045          0.1%
2004-09-01                         4             983,048          0.2
2004-10-01                        53          11,493,884          2.3
2004-11-01                       509         108,019,231         21.5
2004-12-01                       805         164,860,946         32.9
2005-01-01                       974         199,061,030         39.7
2005-02-01                        82          16,439,801          3.3
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------






-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.             CWHL 2005 - 4      Group 1-Conforming Balance
                          Cut-off - December 1, 2004
===============================================================================


States                         Count             Balance       Percent
------------------------------------------------------------------------------
AK                                 5          $1,380,197          0.3%
AL                                 5             964,529          0.2
AR                                 3             256,189          0.1
AZ                                77          13,283,524          2.6
CA                               807         199,559,816         39.8
CO                               142          26,095,743          5.2
CT                                22           5,126,349          1.0
DC                                 2             383,600          0.1
DE                                 2             281,800          0.1
FL                               357          62,660,506         12.5
GA                                22           3,560,963          0.7
HI                                13           4,086,388          0.8
IA                                 1             170,725          0.0
ID                                26           3,680,777          0.7
IL                                58          12,140,411          2.4
IN                                17           2,202,254          0.4
KS                                 6             786,880          0.2
KY                                12           1,961,209          0.4
LA                                 6             735,238          0.1
MA                                40          11,143,807          2.2
MD                                31           6,083,629          1.2
MI                                30           5,045,579          1.0
MN                                41           8,030,837          1.6
MO                                19           2,679,350          0.5
MS                                 1              69,300          0.0
MT                                 4             869,270          0.2
NC                                25           4,009,704          0.8
ND                                 3             304,100          0.1
NH                                 6           1,304,455          0.3
NJ                                51          11,539,804          2.3
NM                                 4             540,800          0.1
NV                               156          34,234,887          6.8
NY                                23           4,947,513          1.0
OH                                25           3,618,615          0.7
OK                                11           1,659,004          0.3
OR                                48           8,842,527          1.8
PA                                42           6,915,547          1.4
RI                                 4             817,970          0.2
SC                                12           2,445,090          0.5
SD                                 2             314,318          0.1
TN                                20           3,015,786          0.6
TX                                39           5,936,004          1.2
UT                                64          10,644,914          2.1
VA                                33           7,332,542          1.5
WA                                79          15,816,900          3.2
WI                                29           3,345,011          0.7
WV                                 3             309,022          0.1
WY                                 1             229,600          0.0
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Top 10 Zipcodes                Count             Balance       Percent
------------------------------------------------------------------------------
89052                             11          $2,883,226          0.6%
89123                             10           2,439,027          0.5
95340                             11           2,382,788          0.5
95835                              8           2,323,075          0.5
89015                             11           2,273,959          0.5
94561                              8           2,188,632          0.4
89129                              7           1,817,809          0.4
33027                              8           1,757,134          0.4
92563                              6           1,714,982          0.3
94541                              6           1,690,251          0.3
Other                          2,343         479,892,101         95.7
------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
NegAm Limit                    Count             Balance       Percent
-------------------------------------------------------------------------------
110%                              23          $4,947,513          1.0%
115%                           2,406         496,415,472         99.0
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Teaser Period                  Count             Balance       Percent
-------------------------------------------------------------------------------
1                              2,155        $447,994,832         89.4%
3                                274          53,368,153         10.6
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Index                          Count             Balance       Percent
-------------------------------------------------------------------------------
COFI 1mo                         111         $23,279,071          4.6%
LIBOR 1mo                      1,094         225,027,332         44.9
MTA                            1,224         253,056,583         50.5
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Margin                         Count             Balance       Percent
-------------------------------------------------------------------------------
1.251% to 1.500%                   4            $752,184          0.2%
1.501% to 1.750%                   2             340,000          0.1
1.751% to 2.000%                  15           3,046,264          0.6
2.001% to 2.250%                  79          16,105,998          3.2
2.251% to 2.500%                 475         100,712,662         20.1
2.501% to 2.750%                 777         164,184,082         32.7
2.751% to 3.000%                 594         119,374,253         23.8
3.001% to 3.250%                 298          60,388,831         12.0
3.251% to 3.500%                 121          24,413,464          4.9
3.501% to 3.750%                  32           6,176,142          1.2
3.751% to 4.000%                  22           4,093,814          0.8
4.001% to 4.250%                   8           1,317,665          0.3
4.251% to 4.500%                   2             457,628          0.1
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Max Rate                       Count             Balance       Percent
------------------------------------------------------------------------------
7.000% to 7.499%                   1             $89,395          0.0%
9.500% to 9.999%               2,411         498,027,464         99.3
10.000% to 10.499%                13           2,250,566          0.4
10.500% to 10.999%                 1             199,614          0.0
11.000% to 11.499%                 1             386,100          0.1
11.500% to 11.999%                 1             152,769          0.0
12.000% to 12.499%                 1             257,078          0.1
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Payment Cap                    Count             Balance       Percent
-------------------------------------------------------------------------------
7.500%                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Months to Roll                 Count             Balance       Percent
-------------------------------------------------------------------------------
1                              2,143        $445,459,481         88.8%
2                                174          34,405,048          6.9
3                                101          19,329,206          3.9
4                                 11           2,169,250          0.4
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Delinquency in Days            Count             Balance       Percent
-------------------------------------------------------------------------------
0                              2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Property Type                  Count             Balance       Percent
-------------------------------------------------------------------------------
Single Family                  1,480        $303,560,309         60.5%
Planned Unit Development         481         100,229,325         20.0
Condominium                      342          66,334,772         13.2
2-4 Family                       126          31,238,579          6.2
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Occupancy Code                 Count             Balance       Percent
-------------------------------------------------------------------------------
Primary                        1,777        $378,088,834         75.4%
Investment                       547         102,936,700         20.5
Second                           105          20,337,451          4.1
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------






-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.             CWHL 2005 - 4      Group 1-Conforming Balance
                          Cut-off - December 1, 2004
===============================================================================



------------------------------------------------------------------------------
Purpose                        Count             Balance       Percent
------------------------------------------------------------------------------
Cash/Out Refi                  1,003        $214,183,700         42.7%
Purchase                         858         181,055,344         36.1
Rate/Term Refi                   568         106,123,941         21.2
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Documentation Type             Count             Balance       Percent
-------------------------------------------------------------------------------
Alt Doc                          315         $61,220,171         12.2%
Full Doc                         707         134,762,180         26.9
NINA                               2             387,500          0.1
Reduced Doc                    1,405         304,993,134         60.8
-------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Debt-to-Income Ratio           Count             Balance       Percent
-------------------------------------------------------------------------------
Less than or equal to
0.000%                            12          $2,817,097          0.6%
0.001% to 10.000%                 23           4,416,153          0.9
10.001% to 20.000%               148          27,452,543          5.5
20.001% to 30.000%               573         112,794,083         22.5
30.001% to 40.000%               881         184,186,934         36.7
40.001% to 50.000%               652         140,449,530         28.0
50.001% to 60.000%               140          29,246,645          5.8
------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Interest Only                  Count             Balance       Percent
------------------------------------------------------------------------------
N                              2,429        $501,362,985        100.0%
------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Mortgage Insurance             Count             Balance       Percent
------------------------------------------------------------------------------
OLTV <= 80                     2,272        $471,299,462         94.0%
OLTV > 80 and Insured            157          30,063,523          6.0
------------------------------------------------------------------------------
Total:                         2,429        $501,362,985        100.0%
------------------------------------------------------------------------------







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                                                                   Page 3 of 3